Sec V. 12 Recovery made easy

Safe Harbor Statement Statements made in this presentation regarding Double-Take that are not historical facts are forward-looking statements based on our current expectations, assumptions, estimates and projections about Double-Take and our industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. These forward-looking statements include, without limitation, statements about our market opportunities, our strategy, our competition, our projected revenues and expense levels and the adequacy of our available cash resources. You should not place undue reliance on any of the forward- looking statements made in this presentation. Our actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the documents that we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in the "Risk Factors" section of our Prospectus that forms a part of our Registration Statement on Form S-1, as amended, which Prospectus was filed pursuant to Rule 424(b)(1) on August 10, 2007 (Registration No. 333-144746 . We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Our Objective To provide affordable software that minimizes downtime for business-critical systems.

Investment Highlights Market leader in a large, growing market Scalable, feature rich, proven product line Leveraged, blue chip & broad distribution network Large promotional customer base Demonstrable growth strategy Scalable business model

OUR MARKET OPPORTUNITY

Leadership in a Large Addressable Market *Source: IDC 2006 Windows Replication Software* Total Replication Software* 0 1000 2000 3000 4000 5000 2005 2006 2007 2008 2009 2010 CAGR - 15% (US$ in millions) 0 200 400 600 800 1000 2005 2006 2007 2008 2009 2010 CAGR - 25% (US$ in millions)

Trends driving target market growth Growth in data creation and collection Pervasive industry and federal regulations Cost containment in data center Focus on protecting business-critical apps Heightened awareness of disasters Increasingly high cost of downtime Relative rapid growth of SMB IT spend Pulled by demand for virtualization protection

The Problem We Solve Hours Days Weeks Hours Days Weeks Recovery Point = Time of last data backup Recovery Time = Time to re-deploy apps Minutes Seconds Failure Failure How to shrink the recovery point and recovery time

Double-Take Software

Complementary Approaches to Recovery

Alternatives	Vendors	Minimal Data Loss	Affordable	Enables Failover
Tape Backup	• Symantec • IBM • CA • EMC • CommVault	—	✓	—
Snapshots	• Microsoft • EMC	—	✓	—
Remote Disk Mirroring	• EMC • Symantec • FalconStor • DataCore • Hitachi	✓	—	—
Continuous Data Protection	• Revivio • Mendocino • TimeSpring • Kashya • Microsoft	✓	✓ Some alternatives are expensive.	—
Clustering	• Microsoft • Symantec • EMC	✓	—	✓ Single failure point. No Remote Failover.

BREATHE EASY. WE'VE GOT YOU COVERED. www.doubletake.com 8

Our Business

Keys to Our Product's Success- Replication Byte Level Continuous Asynchronous Application Independent Disk Storage Independent Server Hardware Independent Integrated High Availability Failover

Source Servers Remote Failover Local Target Server Local Failover Remote Target Server Keys to Our Product's Success - Recovery

Go-to-market - an "Overlay" Approach Resellers Dell Distributors Bell Micro OEMs HP Direct Sales Field and Inside Solutions Partners Varian Marketing Partners (Non-Channel) VMware, Microsoft Sources of Revenue Go-to-Market Options Resellers Distributors OEM Direct 0.76 0.11 0.05 0.08 YTD through June 30, 2007

More Than 10,000 Customers Business Services Healthcare Entertainment Education Government Financial Services Over half of the Fortune 500 Broad vertical penetration Other Professional Services

14 Direct Competition - Why We Win Competitor Product & Support Reputation Company Focus Product Robustness Single Product Feature Set Service ? ? ? X X X ? ? ? ? ? ? ? X X X X X X X ? ? ? ? ?

Proven Strategy for Future Growth Expand our customer base within current markets e.g., Have closed 20 of the top 25 law firms Cross-sell existing and new software e.g., Initial order of $12K in 2001 now totals $1.8 mm Enter new markets e.g., Established a "Hurricane" vertical in 2005 Expand globally e.g., Sunbelt System Software S.A.S. acquired May '06 Continue to innovate e.g., Full System Protection and Recovery

Full Server Failover and Recovery Full Server Recovery - to different hardware Automatic Full Server Failover VMs Continuous Full Server Replication

Dynamic Infrastructure VMs VMs Virtual to Virtual Replication Live Server Migration Server Independent - Physical or Virtual

Management Dean Goodermote - CEO, Chairman Clinsoft, Process Software, MRO Craig Huke - CFO Apogee Networks, Bluestone Software, Metronet Communications Rob Beeler - VP Engineering Naval Air Warfare Center, National Field Service Dave Demlow - CTO Seagate, Enterprise Storage Management Dan Jones - VP Sales and Marketing Storage Networks, Net-tel Inc. Mike Lesh - VP of Services and Support Open Pages, EMC, Data General Jo Murciano - President, Double-Take EMEA Sunbelt, RMH Group

FINANCIALS

Business Model Revenue components Simple Model Perpetual licenses - Approximately 60% Maintenance & Professional services - Approximately 40% Factors contributing to consistency Small deal size, $4,000 median sales price Three month average sales cycle Organization has monthly focus

Revenue

Quarterly Revenue

Operating Income & Cash from Operations Non-GAAP operating income does not include stock-based comp, one-time legal fees and settlement costs. Note: Reconciliation between GAAP and Non-GAAP - $0.2M (2003), $1.8M (2004), $5.6M (2005), $4.2M (2006) and $0.7M (6 mos. '07).

GAAP and Non-GAAP Operating Margins Non-GAAP operating income does not include stock-based comp, one-time legal fees and settlement costs. Note: Reconciliation between GAAP and Non-GAAP - $0.4M (Q1'06), $0.3M (Q2'06), $0.5M (Q3'06), $3.1M (Q4'06), $0.3M (Q1'07) and $0.5M (Q2'07).

(US$ in Millions) 12/31/2005 12/31/2006 6/30/2007 Cash & Cash Equivalents $8.3 $55.2 $60.9 Accounts Receivable, net $8.0 $12.7 $14.5 Total Assets $18.6 $77.0 $85.4 Deferred Revenue $10.6 $16.8 $19.2 Long-Term Deferred Revenue $2.9 $4.0 $4.1 Redeemable Convertible Preferred $50.6 ---- ---- Stock Balance Sheet

Investment Highlights Market leader in a large, growing market Scalable, feature rich, proven product line Leveraged, blue chip & broad distribution network Large promotional customer base Demonstrable growth strategy Scalable business model